UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2009

COMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Comerica Bank Tower
1717 Main Street, MC 6404
Dallas, Texas 75201
(Address of principal executive offices) (zip code)

(214) 462-6831
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

In September 2008, Comerica Incorporated (“Comerica”) announced that Dennis J. Mooradian, Executive Vice President, Wealth and Institutional Management, planned to retire in the first quarter of 2009. Mr. Mooradian has now further announced that his retirement date will be February 28, 2009. On February 25, 2009, Comerica issued a press release regarding this upcoming retirement, which is attached hereto as Exhibit 99.1.

In connection with Mr. Mooradian’s retirement, Comerica and Mr. Mooradian entered into a restrictive covenants and general release agreement (the “Agreement”) dated February 20, 2009. The Agreement specifies that Mr. Mooradian’s employment will terminate February 28, 2009. Under the terms of the Agreement, Mr. Mooradian provides a general release of claims in favor of Comerica and its affiliates and agrees to be bound by certain restrictive covenants (including non-disparagement, cooperation, confidentiality and two year non-competition and non-solicitation covenants).

In consideration of these covenants and the release, the Governance, Compensation and Nominating Committee of the Board of Directors approved the accelerated vesting of Mr. Mooradian’s restricted Comerica stock as of his separation date and determined that his separation will qualify as a “retirement” so that his unvested stock options outstanding as of the separation date, other than those granted in the calendar year of his separation date, will continue to vest pursuant to the regular vesting schedule applicable to such options, and any outstanding vested options will not expire until the end of their respective regular term.

This summary of the Agreement is qualified in its entirety by the terms of the Agreement, a copy of which is being filed herewith as Exhibit 10.1.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The information concerning the departure of Mr. Mooradian set forth under “Item 1.01 Entry into a Material Definitive Agreement” is incorporated by reference into this Item 5.02.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

10.1	Restrictive Covenants and General Release Agreement by and between Dennis J. Mooradian and Comerica Incorporated dated February 20, 2009.

99.1	Press release dated February 25, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMERICA INCORPORATED

By:	/s/ Jon W. Bilstrom
Name:	Jon W. Bilstrom
Title:	Executive Vice President-Governance, Regulatory Relations and Legal Affairs, and Secretary

Date: February 25, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1	Restrictive Covenants and General Release Agreement by and between Dennis J. Mooradian and Comerica Incorporated dated February 20, 2009.

99.1	Press Release dated February 25, 2009.